UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2017
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                              ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 2, 2017, White Mountains Insurance Group, Ltd. (the “Company”) announced that Reid T. Campbell, 49, would become the Executive Vice President and Chief Financial Officer of the Company on May 17, 2017. Mr. Campbell has served as a Managing Director of White Mountains Capital, Inc. since January 2004 and as the President of White Mountains Advisors LLC since January 2015. He joined White Mountains in 1994 and has served in a variety of financial management positions with the Company and its subsidiaries. Prior to joining White Mountains, Mr. Campbell spent three years with KPMG LLP. Mr. Campbell also serves as a director of OneBeacon Ltd.
There are no arrangements or understandings between Mr. Campbell and any other persons pursuant to which he was selected as Executive Vice President and Chief Financial Officer. There are also no family relationships between Mr. Campbell and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no material changes to Mr. Campbell’s compensation at this time.
David Foy, the current Executive Vice President and Chief Financial Officer of the Company, will continue in those roles until May 17, 2017, at which time he will become an advisor to senior management until the end of the year.
On May 2, 2017 in connection with Mr. Foy’s agreeing to become an advisor to senior management, the Company, acting on the recommendation and approval of the Compensation Committee of the Company’s Board of Directors, entered into an employment agreement (the “Agreement”) with Mr. Foy. Under the Agreement, Mr. Foy will (A) be paid a base salary at the annual rate of $500,000 and (B) continue to participate in the Company’s employee benefit plans. In addition, the Company will pay Mr. Foy a cash bonus for the Company’s 2017 fiscal year equal to his 2017 target bonus amount multiplied by the 2017 bonus pool percentage generally applicable to the Company’s employees with respect to the Company’s 2017 bonus program. In addition, on the date that the mutual release of claims entered into by the Company and Mr. Foy becomes irrevocable (the “Release Date”), Mr. Foy’s unvested performance shares granted under the Company’s Long -Term Incentive Plan (“LTIP”) will be canceled, and he will be paid an amount equal to the sum of (i) 8,850 multiplied by the average of the high and low prices of the Company shares on each of the five consecutive trading days ending on the Release Date plus (ii) any accrued but unpaid dividends in respect of the canceled performance shares. Mr. Foy’s 5,900 restricted shares granted under the LTIP will vest on the Release Date. The Agreement also provides that Mr. Foy will be subject to certain restrictive covenants.
The foregoing description of the Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to the Company’s periodic report filed pursuant to the Securities Exchange Act of 1934, as amended, for the quarter ending June 30, 2017.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, included or referenced in this press release which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements.  The words "will", "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to White Mountains:

•	change in adjusted book value per share or return on equity;

•	business strategy;

•	financial and operating targets or plans;

•	incurred loss and loss adjustment expenses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;

•	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•	expansion and growth of its business and operations; and

•	future capital expenditures.
These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to its expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including:

•
the risk that OneBeacon Insurance Group, Ltd.’s (“OneBeacon”) proposed merger with Intact Financial Corporation (the “Transaction”) may not be completed on the currently contemplated timeline or at all;

•
the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals);

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement dated May 2, 2017, among OneBeacon, Intact Financial Corporation and the other parties thereto (the “Merger Agreement”), including in circumstances which would require OneBeacon to pay a termination fee or other expenses;

•
the risks related to diverting management’s attention from White Mountains’s or OneBeacon’s ongoing business operations and other risks related to the announcement or pendency of the Transaction, including on White Mountains’s or OneBeacon’s ability to retain and hire key personnel, their ability to maintain relationships with its customers, policyholders, brokers, service providers and others with whom they do business and their operating results and business generally;

•	the risk that shareholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability;

•
the risks that are described from time to time in White Mountains's filings with the Securities and Exchange Commission, including but not limited to White Mountains's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed February 27, 2017 ;

•	claims arising from catastrophic events, such as hurricanes, earthquakes, floods, fires, terrorist attacks or severe winter weather;

•	the continued availability of capital and financing;

•	general economic, market or business conditions;

•	business opportunities (or lack thereof) that may be presented to it and pursued;

•	competitive forces, including the conduct of other property and casualty insurers and reinsurers;

•	changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its customers;

•	an economic downturn or other economic conditions adversely affecting its financial position;

•	recorded loss reserves subsequently proving to have been inadequate;

•	actions taken by ratings agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and

•	other factors, most of which are beyond White Mountains's control.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations.  White Mountains assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Registrant)

Date:	May 2, 2017	By: /s/ J. Brian Palmer
J. Brian Palmer
Managing Director and Chief Accounting Officer